EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2005
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19591 (Commission File Number)	33-0245076 (IRS Employer Identification No.)

5820 Nancy Ridge Drive San Diego, California (Address of principal executive offices)	92121 (Zip Code)
Registrant’s telephone number, including area code (858) 860-2500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Other Events.
     On September 28, 2005, the Registrant entered into amendments to the license agreement and collaboration agreement in connection with its collaboration with Innogenetics NV, its partner in vaccine programs focused on Hepatitis B virus (HBV), Hepatitis C virus (HCV) and Human Papillomavirus (HPV). The amendments extend the collaboration in scope and duration.
     The description of the amendments to the collaboration is set forth in the Press Release issued by the Registrant, dated as of October 3, 2005, a copy of which is attached hereto as Exhibits 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1          Press Release, dated October 3, 2005, entitled “IDM Announces Extension of Collaboration Agreement with Innogenetics.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: October 4, 2005	By:	/s/ ROBERT J. DE VAERE
Robert J. De Vaere
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated October 3, 2005, entitled “IDM Announces Extension of Collaboration Agreement with Innogenetics.”